UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

Northern Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street, Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 323-2526

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	NLITU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	NLIT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Northern Lights Acquisition Corp., a Delaware corporation (the “Company”), convened and adjourned a special meeting of its stockholders on June 27, 2022 (the “Special Meeting”), which had been scheduled to consider certain matters relating to the Company’s proposed business combination (the “Business Combination”) with SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the “Target”). A quorum was present at the meeting, and there were 12,128,644, 150,147, and 5,054 votes for, votes against, and abstentions for the proposal to adjourn the Special Meeting.

Item 8.01.	Other Events.

As previously disclosed, on February 11, 2022, the Company and 5AK, LLC, the Company’s sponsor (the “Sponsor”), entered into a definitive unit purchase agreement (the “Unit Purchase Agreement”) with the Target, SHF Holding Co., LLC, the sole member of the Target (the “Seller”), and Partner Colorado Credit Union, the sole member of the Seller (the “Seller Parent”), whereby the Company will purchase all of the issued and outstanding membership interests of the Target from the Seller.

Adjournment of the Special Meeting

Following the adjournment of the Special Meeting, the Company has rescheduled the Special Meeting for Tuesday, June 28, 2022 at 4:00 p.m., Eastern Time. Stockholders may use the same instructions contained in the access instruction form or proxy card they previously received from the Company’s transfer agent to access the Special Meeting via the URL previously provided: https://www.cstproxy.com/northernlightsacquisitioncorp/2022.

Extension of Business Combination Deadline

On June 27, 2022, the Company issued a press release announcing that it has deposited an aggregate of $1,150,000 (representing $0.10 per public unit sold in the Company’s initial public offering) into the Company’s trust account to extend the period of time the Company has to consummate a business combination from June 28, 2022 to September 28, 2022 (the “Extension”), although the Company currently anticipates that the Business Combination will close by June 30, 2022 subject to satisfaction or waiver of the closing conditions. The Sponsor funded the deposit in exchange for a non-interest bearing, unsecured promissory note. The Extension provides the Company with additional time to complete the Business Combination.

On June 27, 2022, the Company issued a press release announcing the adjournment and rescheduling of the Special Meeting and the Extension, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Redemptions and Forward Purchase Transaction

As previously disclosed, on June 16, 2022, the Company, the Target, and Midtown East Management NL LLC, a Delaware limited liability company (“Midtown East”), entered into an agreement (the “Forward Purchase Agreement”) for an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Transaction”). Pursuant to the terms of the Forward Purchase Agreement, Midtown East intended, but was not obligated, to purchase shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Stock”), after the date of the Forward Purchase Agreement from holders of Class A Stock, other than the Company or affiliates of the Company, who requested that their shares of Class A Stock be redeemed or indicated an interest in having their shares of Class A Stock redeemed pursuant to the redemption rights set forth in the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) in connection with the Business Combination. The primary purpose of entering into the Forward Purchase Agreement was to help ensure the maximum redemption threshold condition in the Unit Purchase Agreement will be met, increasing the likelihood that the transaction will close. Subsequent to entering into the Forward Purchase Agreement, the Company, the Target, and Midtown East entered into assignment and novation agreements with Verdun Investments LLC (“Verdun”) and Vellar Opportunity Fund SPV LLC – Series 1 (“Vellar”), pursuant to which Midtown East assigned its obligations as to 1,666,666 shares of the shares of Class A Stock to be purchased under the Forward Purchase Agreement to each of Verdun and Vellar.

As of June 22, 2022, the Company has received redemption requests for 11,416,205 shares of Class A Stock in connection with the Business Combination. As of June 27, 2022, Midtown East had purchased an aggregate of 1,599,496 shares of Class A Stock, Verdun had purchased an aggregate of 1,180,376 shares of Class A Stock, and Vellar had purchased an aggregate of 1,025,000 shares of Class A Stock (the “Purchased Shares”) in the Forward Purchase Transaction at an average purchase price per share of $10.21. 630,736 of the Purchased Shares were purchased from a holder of 5% or more of the Class A Stock. Pursuant to the Forward Purchase Agreement, Midtown East, Verdun, and Vellar have waived all redemption rights under the Certificate of Incorporation that would require redemption by the Company of the Purchased Shares.

Unit Separation Following Business Combination

As previously announced, as of August 18, 2021, the holders of the Company’s units (the “Units”), each of which consists of one share of Class A Stock and one-half of one warrant exercisable for one share of Class A Stock at an exercise price of $11.50 per share (the “Warrants”), may elect to separate their Units into their component shares of Class A Stock and Warrants by sending Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), instructions to process such separation.

In connection with the closing of the Business Combination, the Company will instruct the Transfer Agent to separate all Units not yet separated into their component shares of Class A Stock and Warrants. Accordingly, following the Business Combination, all Units will be separated and will cease trading on The Nasdaq Capital Market. The Company’s Class A Stock and Warrants will continue to trade on The Nasdaq Capital Market following the Business Combination.

Additional Information and Where to Find It

The proposed business combination involving the Company and the Target has been submitted to the stockholders of the Company for their consideration. The Company filed a definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the SEC on June 10, 2022, which has been distributed to the stockholders of the Company in connection with the Company’s solicitation for proxies for the vote by the stockholders of the Company in connection with the proposed business combination and other matters as described in the Proxy Statement. Before making any voting decision, the stockholders of the Company and other interested persons are advised to read the Proxy Statement along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about the Company, the Target, and the proposed business combination. Stockholders will be able to obtain free copies of the Proxy Statement as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. Information about those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, the Proxy Statement, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022.

The Seller, the Seller Parent, the Target, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business combination. A list of the names of such parties and information regarding their interests in the business combination may be obtained by reading the Proxy Statement regarding the business combination when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Target’s services, the Target’s growth prospects and the Target’s market size, the Target’s projected financial and operational performance, including relative to its competitors, new product and service offerings the Target may introduce in the future, the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction, the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of the Company, the effect of the announcement or pendency of the proposed business combination on the Company’s or the Target’s business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company or the Target related to the Unit Purchase Agreement or the proposed business combination, the ability to maintain the listing of the Company’s securities on the Nasdaq Capital Market, the price of the Company’s securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Target plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the combined capital structure, the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and other statements regarding the Target’s and the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC, the Definitive Proxy Statement, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Unit Purchase Agreement, including the adoption of the Unit Purchase Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transactions contemplated by the Unit Purchase Agreement; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Unit Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Unit Purchase Agreement on the Target’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Unit Purchase Agreement disrupt current plans and operations of the Target; (viii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Unit Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of the Company’s securities on Nasdaq Capital Market; (x) the price of the Company’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the capital structure, and the dilutive impact of the shares to be issued in connection with the business combination, the private placement to be completed in conjunction with the business combination, and the terms of the Forward Purchase Agreement; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Unit Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target’s operations; (xiii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target’s products or services, or experience significant delays in doing so; (xiv) the risk that the Target may not achieve or sustain profitability; (xv) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This Current Report on Form 8-K relates to a proposed business combination between the Company and the Target and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN LIGHTS ACQUISITION CORP.

Date: June 28, 2022	By:	/s/ John Darwin
John Darwin
Co-Chief Executive Officer